Exhibit 32.1


                                  CERTIFICATION
               PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002


  The undersigned Chief Executive Officer of Mid-Wisconsin Financial Services, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

   Date:   August 13, 2003

                                             GENE C. KNOLL
                                             Gene C. Knoll
                                             President and CEO

                                             RHONDA R. KELLEY
                                             Rhonda R. Kelley
                                             Controller
                                             (Principal Accounting Officer)


   A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS
   BEEN PROVIDED TO MID-WISCONSIN FINANCIAL SERVICES, INC. AND WILL BE RETAINED BY MID-WISCONSIN FINANCIAL SERVICES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.